                                BEA ADVISOR FUNDS

                          BEA INTERNATIONAL EQUITY FUND
                        BEA EMERGING MARKETS EQUITY FUND
                       BEA GLOBAL TELECOMMUNICATIONS FUND
                               BEA HIGH YIELD FUND

                  (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)


                           SUPPLEMENT DATED MAY 9, 1997
                    TO THE PROSPECTUS DATED OCTOBER 15, 1996

FINANCIAL HIGHLIGHTS

          The following Financial Highlights are added to the Prospectus after page P-2:

                              FINANCIAL HIGHLIGHTS

          The "Financial Highlights" presented below set forth certain investment results for the BEA Advisor Classes representing interests in the BEA International Equity, BEA Emerging Markets Equity, BEA Global Telecommunications and BEA High Yield Funds (the "BEA Advisor Funds") for the six-month period ended February 28, 1997. Shares of the Advisor Class of the BEA International Equity, BEA Emerging Markets Equity and BEA High Yield Funds were first issued on November 1, 1996. Shares of the Advisor Class of the BEA Global Telecommunications Fund were first issued on December 4, 1996.
 The financial data included in this table has been derived from unaudited financial statements and notes thereto for the six-month period ended February 28, 1997, which are included in the Semi-Annual Report to Shareholders for the BEA International Equity, BEA Emerging Markets Equity, BEA Global Telecommunications and BEA High Yield Funds. The Semi-Annual Report to Shareholders has been filed with the Securities and Exchange Commission and the financial statements therein have been incorporated by reference into the Statement of Additional Information for the BEA Advisor Funds. The financial data should be read in conjunction with such financial statements and notes thereto. Further information about the performance of the BEA Advisor Funds is available in the Semi-Annual Report to Shareholders.
 Both the Statement of Additional Information and the Semi-Annual Report to Shareholders may be obtained from the Fund free of charge by calling the telephone number on page 1 of the prospectus.


                                     BEA International      BEA Emerging Markets          BEA Global
                                        Equity Fund              Equity Fund        Telecommunications Fund    BEA High Yield Fund
                                  -----------------------  -----------------------  -----------------------  -----------------------
                                      For the Period           For the Period            For the Period           For the Period
                                    November 1, 1996* to     November 1, 1996* to     December 4, 1996* to       November 1, 1996*
                                     February 28, 1997        February 28, 1997        February 28, 1997       to February 28, 1997
                                        (Unaudited)              (Unaudited)              (Unaudited)               (Unaudited)
                                  -----------------------  -----------------------  -----------------------  -----------------------
                                          Advisor                  Advisor                  Advisor                   Advisor
                                          -------                  -------                  -------                   -------
Net asset value,
  beginning of period. . . . . . .     $      19.67             $      18.08             $      15.00              $      16.21
                                       ------------             ------------             ------------              ------------
  Income from investment
    operations
    Net investment income (loss) .             0.08                    (0.03)                   (0.01)                     0.28

    Net gain (loss) on securities
      (both realized and
      unrealized). . . . . . . . .             1.24                     2.61                     1.19                      0.56
                                       ------------             ------------             ------------              ------------

    Total from investment
      operations . . . . . . . . .             1.32                     2.58                     1.18                      0.84
                                       ------------             ------------             ------------              ------------

    Less Distributions
      Dividends from net
        investment income. . . . .            (0.26)                   (0.06)                     ---                     (0.36)

      Distributions from
        capital gains. . . . . . .              ---                      ---                      ---                       ---
                                       ------------             ------------             ------------              ------------

    Total distributions. . . . . .            (0.26)                   (0.06)                     ---                     (0.36)
                                       ------------             ------------             ------------              ------------

Net asset value, end of period . .     $      20.73             $      20.60             $      16.18              $      16.69
                                       ------------             ------------             ------------              ------------
                                       ------------             ------------             ------------              ------------

Total return . . . . . . . . . . .      6.73%(c)(d)             14.31%(c)(d)               7.87%(c)                   5.28%(c)

Ratio/Supplemental Data
  Net assets, end of period. . . .        $5,265                   $5,480                  $491,493                   $83,831

  Ratio of expenses to
    average net assets . . . . . .      1.41%(a)(b)              1.74%(a)(b)              1.65%(a)(b)               0.95%(a)(b)

  Ratio of net investment
    income (loss) to average
    net assets . . . . . . . . . .       (0.67)%(b)              (1.03)%(b)                (0.34)%(b)                 9.25%(b)

  Fund turnover rate . . . . . . .         50%(c)                   45%(c)                     13%(c)                  38%(c)
  Average commission rate(e) . . .          ---                       ---                $      .0037                   N/A


(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Advisor classes of the BEA International Equity, BEA Emerging Markets Equity and BEA High Yield Funds would have been 1.49%, 1.86% and 1.36%, respectively, annualized for the period from November 1, 1996 to February 28, 1997. Without the voluntary waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the Advisor class of the BEA Global Telecommunications Fund would have been 2.83%, annualized for the period from December 4, 1996 to February 28,
     1997.


(b)  Annualized.

(c)  Not annualized.

(d)  Redemption fees not reflected in total return.

(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC.

*    Commencement of operations.

                                       BEA
                                  ADVISOR FUNDS

                            INTERNATIONAL EQUITY FUND
                          EMERGING MARKETS EQUITY FUND
                         GLOBAL TELECOMMUNICATIONS FUND
                                 HIGH YIELD FUND
                  (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)


                       STATEMENT OF ADDITIONAL INFORMATION


          This Statement of Additional Information provides supplementary information pertaining to shares (the "Advisor Shares" or the "Shares") representing interests in four investment portfolios (the "Funds") of The RBB Fund, Inc. (the "Company"): the BEA International Equity, the BEA Emerging Markets Equity, the BEA Global Telecommunications and the BEA High Yield Funds (collectively, the "Funds"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the BEA Advisor Prospectus for the Funds, dated October 15, 1996, as supplemented (the "Prospectus"). A copy of the Prospectus may be obtained from the Fund's transfer agent by calling toll-free (800) 401-2230. This Statement of Additional Information is dated October 15, 1996, as revised May 9, 1997.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THE STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    CONTENTS

                                                                      Prospectus
                                                            Page         Page
                                                            ----      ----------

General. . . . . . . . . . . . . . . . . . . . . . . . . .    3            3
Common Investment Policies -- All Funds. . . . . . . . . .    3            6
Supplemental Investment Objectives and
  Policies --
    BEA International Equity, BEA
    Emerging Markets Equity and BEA Global
    Telecommunications Funds . . . . . . . . . . . . . . .   29            6
Supplemental Investment Objectives and
  Policies --
    BEA Global Telecommunications
    Fund . . . . . . . . . . . . . . . . . . . . . . . . .   30            6
Investment Limitations . . . . . . . . . . . . . . . . . .   30            7
Risk Factors . . . . . . . . . . . . . . . . . . . . . . .   33            7
Directors and Officers . . . . . . . . . . . . . . . . . .   38          N/A
Investment Advisory and Servicing
  Arrangements . . . . . . . . . . . . . . . . . . . . . .   41            9
Portfolio Transactions . . . . . . . . . . . . . . . . . .   45          N/A
Purchase and Redemption Information. . . . . . . . . . . .   48           12
Valuation of Shares. . . . . . . . . . . . . . . . . . . .   50           16
Performance and Yield Information. . . . . . . . . . . . .   51           19
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .   54           16
Additional Information Concerning Fund
  Shares . . . . . . . . . . . . . . . . . . . . . . . . .   64           19
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . .   67          N/A
Appendix . . . . . . . . . . . . . . . . . . . . . . . . .  A-1          A-1
Financial Statements . . . . . . . . . . . . . . . . . . .  F-1          N/A

                                     GENERAL



          The RBB Fund, Inc. (the "Company) is an open-end management investment company currently operating or proposing to operate twenty separate investment portfolios. The Company was organized as a Maryland corporation on February 29, 1988.


          Unless otherwise indicated, the following investment policies may be changed by the Board of Directors without an affirmative vote of shareholders. Capitalized terms used herein and not otherwise defined have the same meanings as are given to such terms in the Prospectus.


                     COMMON INVESTMENT POLICIES -- ALL FUNDS

          The following supplements the information contained in the Prospectus concerning the investment objectives and policies of, and techniques used by, the Funds.

          NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. See "Taxes." To qualify, each Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of each Fund's total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that each Fund assumes large positions in the securities of a small number of issuers, each Fund's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


          TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.


          REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The Adviser will consider the creditworthiness of a seller in determining whether to have a Fund enter into a repurchase agreement. There are no percentage limits on a Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "Investment Company Act" or the "1940 Act").


          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser). Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls.


          WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery or on a forward commitment basis. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Fund at the time of entering into the transaction. Although the Funds have not established a limit on the percentage of their assets that may be committed in connection with such transactions, they will maintain segregated accounts with their custodian consisting of U.S. Government securities or other liquid assets, in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of its commitment. Each Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund currently anticipates that when-issued securities will not exceed 5% of its net assets. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

          STANDBY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into standby commitment agreements. Such agreements commit such Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a standby commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. Such Fund will at all times maintain a segregated account with its custodian consisting of U.S. Government securities or other liquid assets, as permitted by law, in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.


          There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Funds do not presently intend to invest more than 5% of net assets in standby commitment agreements.

          ILLIQUID SECURITIES. Each Fund does not presently intend to invest more than 5% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Such securities may include, among other things, loan participations and assignments, options purchased in the over-the-counter markets, repurchase agreements maturing in more than seven days, structured notes and restricted securities other than Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Company's Board of Directors. Because of the absence of any liquid trading market currently for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. BEA will monitor the liquidity of restricted securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors of the Company. Where there are no readily available market quotations, the security shall be valued at fair value as determined in good faith by the Board of Directors of the Company. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. The Board has adopted a policy that the Funds will not purchase private placements (I.E., restricted securities other than Rule 144A securities), except private placement securities for which there is a readily available market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          If otherwise consistent with its investment objective and policies, each Fund may purchase securities that are not registered under the Securities Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Board of Directors, that an adequate trading market exists. A Fund's investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

          The Adviser will monitor the liquidity of restricted securities in a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, INTER ALIA, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


          SECURITIES OF UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term unseasoned refers to issuers which, together with their predecessors, have been in operation for less than three years.

          LENDING OF PORTFOLIO SECURITIES. To increase income on its investments, a Fund may lend its portfolio securities with an aggregate value of up to 30% of its total assets to broker/dealers and other institutional investors. Although each Fund does not currently intend to do so, it may lend its portfolio securities on a short or long term basis to broker-dealers or institutional investors that the Adviser deems qualified, but only when the borrower maintains with a Fund's custodian, collateral either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which is deemed creditworthy by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even the loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

          BORROWING. Each Fund may borrow up to 33 1/3 percent of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Additional investments will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          U.S. GOVERNMENT SECURITIES. The U.S. government securities in which a Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority). The Funds do not presently intend to invest more than 5% of net assets in U.S. government securities.

          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

          BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which have recently been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. The Funds do not presently intend to invest more than 5% of net assets in Brady Bonds.


          LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in each Fund having a contractual relationship only with the Lender, not with the borrower. Each Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by BEA to be creditworthy. Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.


          CONVERTIBLE SECURITIES. The Funds do not presently intend to invest more than 5% of their net assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.


          The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.


          The Funds have no current intention of converting any convertible securities they may own into equity or holding them as equity upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


          MORTGAGE-BACKED SECURITIES. The Funds do not presently intend to invest more than 5% of their net assets in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.


          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

          Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Funds purchase a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Funds. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.


          CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class ("PO") will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways either sequentially, or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," I.E. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.


          The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above. The Funds do not presently intend to invest more than 5% of net assets in collateralized mortgage obligations.


          ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Funds may also invest in other types of asset-backed securities that may be available in the future.
Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and the Funds will therefore not purchase any asset-backed securities which would cause 5% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.


          Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles.

Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.


          ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. A Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

          STRUCTURED NOTES. The Funds may invest in structured notes. The distinguishing feature of a structured note is that the amount of interest and/or principal payable on the notes is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of a benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that the market does not perform as expected. The performance tie can be a straight relationship or leveraged, although BEA generally will not use leverage in its structured note strategies. Normally, these bonds are issued by U.S. government agencies and investment banks arrange the structuring. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in a structured note involves risks similar to those associated with a direct investment in the benchmark asset. Structured notes will be treated as illiquid securities for investment limitation purposes. The Funds do not presently intend to invest more than 5% of their assets in structured notes.


          NON-INVESTMENT GRADE FIXED INCOME SECURITIES.   When and if available,
fixed income securities may be purchased by a Fund at a discount from face value. From time to time, a Fund may purchase securities in default with respect to the paying of principal and/or interest at the time acquired if, in the opinion of BEA, such securities have the potential for future capital appreciation.


          Debt securities purchased by the Funds may bear fixed, fixed and contingent or variable rates of interest and may involve equity features such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Conversion of certain debt securities may reduce net income per share and net asset value per share. The occurrence of any income dilution of previously outstanding shares of common stock when debt securities are converted will depend upon whether a Fund can, from the investments made with the proceeds of the debt securities, earn an amount per share issuable upon conversion at least equal to the amount earned with respect to shares of common stock outstanding prior to conversion. If debt securities are converted at a time when the net asset value per share of common stock is greater than the conversion price, the conversion will result in a decrease or dilution in then current net asset value per share of common stock.

          The value of the lower rated fixed income securities that the Funds purchase may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to a Fund but will be reflected in the net asset value of a Fund's shares. The Funds attempt to reduce risk through credit analysis and attention to current developments and trends in both the economy and financial markets. There can be no assurance that such attempts will be successful.

          Lower-rated debt securities may include zero coupon securities or pay-in-kind securities. A zero coupon security bears no interest but is issued at a discount from its value at maturity. When held to maturity, its entire return equals the difference between its issue price and its maturity value. Pay-in-kind securities typically do not provide for cash interest payments but instead provide for the issuance of additional debt securities of the issuer in the face amount of the interest payment amount due in lieu of a cash payment. The market prices of both of these securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

          There are also special considerations associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. For example, a Fund must include the interest ("original issue discount") on these securities in determining the amount of its required distributions to shareholders for federal income tax and federal excise tax purposes, even though it receives no cash interest until the security's maturity or payment date. Therefore, in order to satisfy these distribution requirements, a Fund may have to sell some of its assets without regard to their investment merit to obtain cash to distribute to shareholders. These actions may occur under disadvantageous circumstances and are likely to reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return. For additional information concerning these tax considerations, see "Taxes" below. From time to time, a Fund may also purchase securities not paying interest at the time acquired if, in the opinion of the Fund's Adviser, such securities have the potential for future income or capital appreciation.

          FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund may enter into forward currency contracts with respect to specific transactions. For example, when a portfolio anticipates the receipt in a foreign currency of interest payments on a security that it holds, a portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.


          The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. A Fund may enter into a forward contract and maintain a net exposure on such contract only if (1) the consummation of the contract would not obligate a Fund to deliver an amount of foreign currency in excess of the value of a Fund's portfolio securities or other assets denominated in that currency or (2) a Fund maintains U.S. Government securities or other liquid assets, in a segregated account in an amount not less than the value of a Fund's total assets committed to the consummation of the contract which value must be marked to market daily. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.


          At or before the maturity date of a forward contract requiring a portfolio to sell a currency, the Funds may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Funds may close out a forward contract requiring them to purchase a specified currency by entering into a second contract entitling them to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

          The cost to a Fund of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, investors should be aware that dollar-denominated securities may not be available in some or all foreign countries, that the forward currency market for the purchase of U.S. dollars in many foreign countries is not highly developed and that in certain countries no forward market for foreign currencies currently exists or that such market may be closed to investment by a Fund.


          Although a Fund will value its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. The Funds do not presently intend to invest more than 5% of net assets in forward currency contracts.


          OPTIONS AND FUTURES CONTRACTS. The Funds may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation.
The Funds may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes (including currency hedging) or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into.

          Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract.
A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

          The Funds will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction. The Funds bear the risk that the broker/dealer will fail to meet its obligations. There is no assurance that the Funds will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

          To enter into a futures contract, the Funds must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

          The risks related to the use of options and futures contracts include:
(i) the correlation between movements in the market price of a portfolios investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Funds is subject to the Adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund uses future contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, such Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. These instruments and techniques are discussed in greater detail below.

          FUTURES CONTRACTS. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

          The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

          If a Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.


          A Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase bonds but had not yet done so, it could purchase a futures contract in order to lock in current bond prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, a Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time that Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies, a Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although a Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to a Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days. However, because the Fund's cash that would otherwise have been invested in higher-yielding bonds would be held uninvested or invested in short-term securities so long as the futures position remains open, the Fund's return would involve a smaller amount of interest income and potentially a greater amount of capital gain or loss.


          A Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the investment adviser anticipated a decline in bond prices, but did not wish to sell bonds owned by a Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the future contract's value would be expected to rise and offset all or a portion of the loss in the bonds that Fund had hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit of the Fund. In this type of strategy, the Fund's return will tend to involve a larger component of interest income, because the Fund will remain invested in longer-term securities rather than selling them and investing the proceeds in short-term securities which generally provide lower yields.


          FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The investment adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which a Fund does business.

          CORRELATION OF PRICE CHANGES. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to a Fund will not match that Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. A Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in that Fund's other investments.

          LIQUIDITY OF FUTURES CONTRACTS. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require a Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions could also be impaired.


          PURCHASING PUT OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give a Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, a Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security or a futures contract.


          A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If the Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require the Fund to make futures margin payments unless it exercises the option. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.



          Put options may be used by a Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices) option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum a Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.



          PURCHASING CALL OPTIONS. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fell. At the same time, a Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          The Funds may purchase call options in connection with "closing purchase transactions." A Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by the Fund. If a Fund is unable to enter into a closing purchase transaction, a Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

          WRITING PUT OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

          A Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. As with other futures and options strategies used as alternatives for purchasing securities, the Fund's return from writing put options generally will involve a smaller amount of interest income than purchasing longer-term securities directly, because the Fund's cash will be invested in shorter-term securities which usually offer lower yields.

          WRITING CALL OPTIONS. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline.

At the same time, because a Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

          COMBINED OPTION POSITIONS. A Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


          RISKS OF OPTIONS TRANSACTIONS. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.


          ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. A Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. A Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside U.S. Government securities or other liquid assets in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


          LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. RBB on behalf of the Funds has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility includes the representation that the Funds will not enter into any commodity futures contract or option on a commodity futures contract if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of a Fund's total assets.


          The Funds' policies and limitations on investments in futures contracts and options discussed above are not fundamental policies and may be changed by the Company's Board of Directors.


          Various exchanges and regulatory authorities have recently undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures or options transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

          SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position.
The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The Funds do not presently intend to invest more than 5% of net assets in short sales against the box.


          SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above.



               SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES --
            BEA INTERNATIONAL EQUITY, BEA EMERGING MARKETS EQUITY AND
                       BEA GLOBAL TELECOMMUNICATIONS FUNDS


          RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.



               SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES --
                       BEA GLOBAL TELECOMMUNICATIONS FUND


          Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.


          Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Fund's investment decisions are based upon capital appreciation potential rather than income considerations.


                             INVESTMENT LIMITATIONS


          The Company has adopted the following fundamental investment limitations, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). Each Fund may not:

          1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing;


          2.   Issue any senior securities, except as permitted under the 1940
Act;

          3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;


          4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;


          6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and


          7. Except for the BEA Global Telecommunications Fund, purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The BEA Global Telecommunica-tions Fund will concentrate in the telecommunications industry.


          For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.


          In addition to the fundamental investment limitations specified above, a Fund may not:

          1. Make investments for the purpose of exercising control or management. Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

          2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

          3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and


          4. Purchase or retain the securities of any issuer, if those individual officers and directors of the Company, the Adviser or any subsidiary thereof each owning beneficially more than one-half of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.


          The policies set forth above are not fundamental and thus may be changed by the Company's Board of Directors without a vote of the shareholders.


          Except as required by the 1940 Act with respect to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.


          In order to permit the sale of shares of a Fund in certain states, a Fund may make commitments more restrictive than the investment policies and limitations above. If a Fund determines that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In addition, a Fund may be subject to investment restrictions imposed by countries in which it invests directly or indirectly.


          Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.



                                  RISK FACTORS

          FOREIGN SECURITIES. Investments in foreign securities are subject to certain risks, as discussed below.

          POLITICAL, ECONOMIC AND MARKET FACTORS. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of a Fund's assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid, and their prices may be more volatile, than those of securities of comparable U.S. issuers. Brokerage commissions, custodial services and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign securities markets than there is in the United States.


          In addition, substantial limitations may exist in certain countries with respect to the Funds' ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Funds could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.


          REPORTING STANDARDS. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will be less publicly available information concerning foreign issuers of securities held by the Fund than will be available concerning U.S. companies. Foreign companies, and in particular, companies in emerging markets, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

          EXCHANGE RATE FLUCTUATIONS. Because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Fund's net asset value, the value of interest and dividends earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; conversely, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

          INVESTMENT CONTROLS. In certain countries that currently prohibit direct foreign investment in the securities of their companies, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds which have been specifically authorized. The BEA Portfolios may invest in these investment funds and registered investment companies subject to the provisions of the 1940 Act. If these Funds invest in such investment companies, they will each bear their proportionate share of the costs incurred by such companies, including investment advisory fees.

          CLEARANCE AND SETTLEMENT PROCEDURES. Delays in clearance and settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

          OPERATING EXPENSES. The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject.


          LOWER-RATED OR NON-RATED CRITERIA FOR DEBT SECURITIES. The BEA High Yield Fund has established no rating criteria for the debt securities in which it may invest. Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

          Lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.


          The Fund may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

          Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.




          Finally, there are risks involved in applying credit ratings as a method for evaluating lower-rated debt securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated debt securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, BEA will monitor the issuers of lower-rated debt securities in the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities, liquidity so the Fund can meet redemption requests. BEA will not necessarily dispose of a portfolio security when its ratings have been changed.


          SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

          Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.


          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.


          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.


          Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, a Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.


                             DIRECTORS AND OFFICERS

          The directors and executive officers of the Company, their business addresses and principal occupations during the past five years are:


                                 Position            Principal Occupation
 Name, Address and Age           with the Company    During Past Five Years
 ---------------------           ----------------    ----------------------

 Arnold M. Reichman - 49*        Director            Since 1986, Managing
 466 Lexington Avenue                                Director and Assistant
 New York, NY  10017                                 Secretary, Warburg,
                                                     Pincus Counsellors, Inc.;
                                                     Director and Executive
                                                     Officer of Counsellors
                                                     Securities, Inc;
                                                     Director/Trustee of
                                                     various investment
                                                     companies advised by
                                                     Warburg, Pincus
                                                     Counsellors, Inc.

 Robert Sablowsky - 58**         Director            Senior Vice President,
 110 Wall Street                                     Fahnestock & Co., Inc.
 New York, NY  10005                                 (a broker/dealer);
                                                     prior to October 1996,
                                                     Executive Vice President
                                                     of Gruntal & Co., Inc.
                                                     (a broker/dealer).

 Francis J. McKay - 60           Director            Since 1963, Executive
 7701 Burholme Avenue                                Vice President, Fox Chase
 Philadelphia, PA 19111                              Cancer Center.
                                                     (Biomedical research and
                                                     medical care.)

 Marvin E. Sternberg -62         Director            Since 1974, Chairman,
 937 Mt. Pleasant Road                               Director and President,
 Bryn Mawr, PA  19010                                Moyco Industries, Inc.
                                                     (manufacturer of dental
                                                     supplies and precision
                                                     coated abrasives); since
                                                     1968, Director and
                                                     President, Mart MMM, Inc.
                                                     (formerly Montgomeryville
                                                     Merchandise Mart Inc.)
                                                     and Mart PMM, Inc.
                                                     (formerly Pennsauken
                                                     Merchandise Mart, Inc.)
                                                     (shopping centers); and
                                                     since 1975, Director and
                                                     Executive Vice President,
                                                     Cellucap Mfg. Co., Inc.
                                                     (manufacturer of
                                                     disposable headwear).

                                 Position            Principal Occupation
 Name, Address and Age           with the Company    During Past Five Years
 ---------------------           ----------------    ----------------------

 Julian A. Brodsky - 63          Director            Director and Vice
 Comcast Corporation                                 Chairman since 1969,
 1234 Market Street                                  Comcast Corporation
 16th Floor                                          (cable television and
 Philadelphia, PA  19107-3723                        communications);
                                                     Director, Comcast
                                                     Cablevision of
                                                     Philadelphia (cable
                                                     television
                                                     communications) and
                                                     Nextel (wireless
                                                     communications).


 Donald van Roden - 72           Chairman and        Self-employed
 1200 Old Mill Lane              Director            businessman.  From
 Wyomissing, PA  19610                               February 1980 to March
                                                     1987, Vice Chairman,
                                                     Smith Kline Beckman
                                                     Corporation
                                                     (pharmaceuticals);
                                                     Director, AAA Mid-
                                                     Atlantic (auto service);
                                                     Director, Keystone
                                                     Insurance Co.

 Edward J. Roach - 72            President and       Certified Public
 Bellevue Park                   Treasurer           Accountant; Vice Chairman
 Corporate Center                                    of the of the Board, Fox
 400 Bellevue Parkway                                Chase Cancer Center;
 Wilmington, DE  19809                               Trustee Emeritus,
                                                     Pennsylvania School for
                                                     the Deaf; Trustee
                                                     Emeritus, Immaculata
                                                     College; President or
                                                     Vice President and
                                                     Treasurer of various
                                                     investment companies
                                                     advised by PNC
                                                     Institutional Management
                                                     Corporation; Director,
                                                     The Bradford Funds, Inc.

 Morgan R. Jones - 57            Secretary           Chairman of the law firm
 PNB Bank Building                                   of Drinker Biddle &
 1345 Chestnut Street                                Reath LLP, Philadelphia,
 Philadelphia, PA  19107-3496                        Pennsylvania; Director,
                                                     Rocking Horse Child Care
                                                     Centers of America, Inc.

-------------------------

* Mr. Reichman is an "interested person" of the Company as that term is defined in the 1940 Act by virtue of his position with Counsellors Securities Inc., the Company's distributor.

** Mr. Sablowsky is an "interested person" of the Company as that term is defined in the 1940 Act by virtue of his position with Fahnestock & Co., Inc., a registered broker-dealer.


          Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

          Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

          Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

          The Company pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any Investment Adviser or Sub-Adviser of the Company or the Distributor and Mr. Sablowsky, who is an "interested person" of the Company, $12,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. Such Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Chairman (currently Donald von Roden) receives an additional $5,000 for his services. For the year ended August 31, 1996, each of the following members of the Board of Directors received compensation from the Company in the following amounts:



                            DIRECTORS' COMPENSATION
                                                                                 Total
                                                Pension or                       Compensation
                                                Retirement                       from
                                Aggregate       Benefits        Estimated        Registrant and
                                Compensation    Accrued as      Annual           Fund Complex
 Name of                        from            Part of Fund    Benefits Upon    Paid(1) to
 Person/Position                Registrant      Expenses        Retirement       Directors
 ---------------                ------------    ------------    -------------    --------------
 Julian A. Brodsky,             $12,525         N/A             N/A              $12,525
 Director

 Francis J. McKay,               15,975         N/A             N/A               15,975
 Director

 Marvin E. Sternberg,            16,725         N/A             N/A               16,725
 Director

 Donald Van Roden,               21,025         N/A             N/A               21,025
 Director

 Arnold M. Reichman,                  0         N/A             N/A                    0
 Director

 Robert Sablowsky,                    0         N/A             N/A                    0
 Director


1. A Fund Complex Means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies.

          On October 24, 1990 the Company adopted, as a participating employer, the Company Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach) pursuant to which the Company will contribute on a monthly basis amounts equal to 10% of the monthly compensation of each eligible employee. By virtue of the services performed by the Company's advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of BEA or the Distributor currently receives any compensation from the Company.


                 INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS


          ADVISORY AGREEMENTS. BEA Associates (sometimes referred to as the "Adviser") renders advisory and administrative services to each of the Funds pursuant to Investment Advisory Agreements. The Advisory Agreements relating to the Funds are dated September 16, 1992 for the BEA International Equity, the BEA Emerging Markets Equity and the BEA High Yield Funds and dated July 10, 1996 for the BEA Global Telecommunications Fund. Such advisory agreements are hereinafter collectively referred to as the "Advisory Contracts."

          BEA Associates is a diversified investment adviser, managing global equity, fixed income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1996, BEA Associates managed approximately $31.3 billion in assets. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which in turn is a subsidiary of CS Holding, a Swiss corporation. Active employees of BEA have a long term equity incentive plan. BEA Associates is a registered investment advisor under the Investment Advisors Act of 1940, as amended.


          As an investment adviser, BEA emphasizes a global investment strategy. BEA currently acts as investment adviser for thirteen other investment companies registered under the 1940 Act. They are: Alpha Government Securities Portfolio, BEA Strategic Income Fund, Inc., BEA Income Fund, Inc., BEA Short Duration Fund, The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc. In addition, BEA acts as sub-adviser to certain portfolios of six other registered investment companies: Frank Russell Investment Company (Fixed Income III Fund and Multi-strategy Bond Fund), Oppenheimer (LifeSpan Balanced Portfolio, LifeSpan Income Portfolio and LifeSpan Growth

Portfolio), Panorama (LifeSpan Balanced Account, LifeSpan Capital Appreciation Account and LifeSpan Diversified Income Account), SEI Institutional Managed Trust (High Yield Bond Portfolio), WNL Series Trust (BEA Growth and Income
Fund), Touchstone International Equity Fund and Touchstone Variable Annuity International Equity Portfolio. BEA Associates also acts as investment adviser for forty-two offshore funds, twenty-two of which are equity funds and twenty of which are debt funds.


          BEA Associates has sole investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Company's Board of Directors and in accordance with each Fund's stated policies. BEA Associates will select investments for the Funds and will place purchase and sale orders on behalf of the Funds. For its services to the BEA International Equity, the BEA Emerging Markets Equity, the BEA Global Telecommunications and the BEA High Yield Funds, BEA Associates will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of .80%, 1.00%, 1.00% and .70% of average daily net assets, respectively.

          For the year ended August 31, 1996, BEA Associates waived advisory fees with respect to the BEA International Equity, the BEA Emerging Markets Equity, the BEA Global Telecommunications and the BEA High Yield Funds in the amounts of $0, $0, $0 and $100,763, respectively. During the same period, BEA received advisory fees (after waivers) in the amount of $5,993,072, $1,289,739, $0 and $542,590, respectively.


          Each Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a Fund of the Company are allocated among all investment Funds by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. In addition to the expenses listed in the Prospectus, expenses borne by a Fund include, but are not limited to, the following (or a Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a Fund and any losses incurred in connection therewith; (b) expenses of organizing the Company that are not attributable to a class of the Company; (c) certain of the filing fees and expenses relating to the registration and qualification of the Company and a Fund's shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) taxes (including any income or franchise taxes) and governmental fees; (e) costs of any liability and other insurance or fidelity bonds; (f) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a Fund for violation of any law; (g) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (h) any extraordinary expenses; (i) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (j) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (k) costs of independent pricing services to value a Fund's securities; and (l) the cost of investment company literature and other publications provided by the Company to its directors and officers.


          Under the Advisory Contracts, BEA Associates will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the performance of the Advisory Contracts, and shall be indemnified for any losses and expenses in connection with any claim relating thereto, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BEA Associates in the performance of its duties or reckless disregard by it of its obligations and duties under the Advisory Contracts.

          The Advisory Contracts were approved on July 10, 1996, by vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Contracts or interested persons (as defined in the 1940 Act) of such parties. The Advisory Contracts were approved by each Fund's initial shareholder. Each Advisory Contract is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund, at any time without penalty, on 60 days' written notice to BEA Associates. Each of the Advisory Contracts may also be terminated by BEA Associates on 60 days' written notice to the Company. Each of the Advisory Contracts terminates automatically in the event of assignment thereof.

          CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Funds and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, BBH (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Company's Board of Directors concerning each Fund's operations. BBH is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that BBH remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the negligent acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, BBH receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

          State Street Bank and Trust Company ("State Street") serves as transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most transfer agent servicing functions. State Street as the transfer and dividend disbursing agent for the Advisor Classes pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which it (a) issues and redeems shares of each of the Advisor Classes, (b) addresses and mails all communications by each Fund to record owners of shares of each such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company's Board of Directors concerning the operations of each Advisor Class. For its services to the Company under the Transfer Agency Agreement, State Street receives a fee on a per transaction basis.


          ADMINISTRATION AGREEMENTS. PFPC Inc., an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as administrator to the Funds pursuant to an Administration and Accounting Services Agreement dated July 10, 1996 (the "PFPC Administration Agreement"). PFPC has agreed to calculate the Funds' net asset values, provide all accounting services for the Funds, and assist in related aspects of the Funds' operations. The PFPC Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the PFPC Administration Agreement, PFPC receives a fee calculated at an annual rate of
 .125% of each Fund's average daily net assets, with a minimum annual fee of $75,000.


          BEA serves as co-administrator to the Funds pursuant to Co-Administration Agreements dated July 10, 1996 (the "BEA Co-Administration Agreements"). BEA has agreed to provide shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder accounts. The BEA Co-Administration Agreements provide that BEA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the BEA Co-Administration Agreements, BEA receives a fee calculated at an annual rate of .05% of each of the Funds' average daily net assets for assets up to $125 million and .10% thereafter.


DISTRIBUTION AND SHAREHOLDER SERVICING


          The Funds have each entered into Distribution Agreements with Counsellors Securities, Inc. ("Counsellors Securities") pursuant to their Distribution Plans (the "12b-1 Plans") under Rule 12b-1 of the 1940 Act. In consideration for Services (as defined below), the Distribution Agreements provide that the Funds will each pay Counsellors Securities a fee calculated at an annual rate of .25% of the respective average daily net assets of the Advisor Shares of the Funds. Services performed by Counsellors Securities include (a) the sale of the Advisor Shares, as set forth in the 12b-1 Plans ("Selling Services"), (b) ongoing servicing and/or maintenance of the accounts of shareholders of the Funds, as set forth in the 12b-1 Plans ("Shareholder Services"), and (c) sub-transfer agency services, subaccounting services or administrative services, as set forth in the 12b-1 Plans ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (i) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (ii) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Advisor Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, and providing any other shareholder Services; (iii) payments made to compensate selected dealers or other authorized persons for providing any Services; (iv) costs relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (v) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective shareholders of the Funds; and (vi) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that Counsellors Securities may, from time to time, deem advisable.


                             PORTFOLIO TRANSACTIONS

          Subject to policies established by the Board of Directors, BEA Associates is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions,

BEA Associates seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While BEA Associates generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.

          Portfolio transactions for the Funds may be effected on domestic or foreign securities exchanges. In transactions for securities not actively traded on a domestic or foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Funds have no obligation to deal with any broker in the execution of transactions in portfolio securities. The Funds may use affiliates of Credit Suisse in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.

          Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. The reasonableness of any negotiated commission paid by the Funds will be evaluated on the basis of the difficulty involved in execution, the time taken to conclude the transaction, the extent of the broker's commitment, if any, of its own capital and the amount involved in the transaction. It should be noted that commission rates in U.S. Markets are negotiated.

          In the case of over-the-counter issues, there is generally no stated commission, but the price usually includes an undisclosed commission or markup, and the Fund will normally deal with the principal market makers unless it can obtain better terms elsewhere.

          No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. BEA Associates may, consistent with the interests of a Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to a Fund and other clients of BEA Associates.

Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by BEA Associates under his respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BEA Associates, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of BEA Associates to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

          Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

          BEA Associates may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.


          Investment decisions for each Fund and for other investment accounts managed by BEA Associates are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. A Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which BEA Associates or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors as deemed necessary and appropriate, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BEA Associates not participate in or benefit from the sale to a Fund.


          In no instance will portfolio securities be purchased from or sold to the Distributor or BEA Associates or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.


          During the year ended August 31, 1996, the BEA International Equity Portfolio (Institutional Shares) paid $3,192,274.36 in brokerage commissions, the BEA Emerging Markets Equity Portfolio (Institutional Shares) paid $704,909.93 in brokerage commissions and no brokerage commissions were paid during such period for the other Funds.

          The BEA International Equity, the BEA Emerging Markets Equity, the BEA Global Telecommunications and the BEA High Yield Funds expect that their annual Fund turnover rate should not exceed 100% under normal market conditions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund. Federal income tax laws may restrict the extent to which a Fund may engage in short term trading of securities. See "Taxes." Each of the Funds anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.

          The Funds have the benefit of an exemptive order issued by the SEC under the 1940 Act authorizing the Funds and other investment companies advised by BEA to acquire jointly securities issued in private placements, subject to the terms and conditions of the order.


                       PURCHASE AND REDEMPTION INFORMATION


          Advisor Shares of the Funds are offered and sold on a continuous basis by the Distributor, acting as agent for the Company. An illustration of the computation of the public offering price per share of the Advisor Shares of the Funds, based on the value of total net assets and total number of Advisor Shares outstanding as of February 28, 1997 would be as follows:


                                 NET ASSET VALUE

                                                                              Global
                         International   Emerging Markets   High Yield   Telecommunications
                          Equity Fund      Equity Fund         Fund            Fund
                         -------------   ----------------   ----------   ------------------
Net Assets . . . . . . . $   5,265       $   5,480          $  83,831    $ 491,493
Number of Shares
  Outstanding. . . . . .       254             266              5,022       30,375
Net Asset Value
  Per Share. . . . . . . $   20.73       $   20.60          $   16.69    $   16.18
Sales Charge . . . . . .       N/A             N/A                N/A          N/A
Offering Price
  to Public. . . . . . . $   20.73       $   20.60          $   16.69    $   16.18



          The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Investors will also be required to bear certain transaction costs associated with redemptions-in-kind. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

          Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                               VALUATION OF SHARES


          The net asset value per share of each Fund is calculated separately as of the close of regular trading of the NYSE on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Securities which are listed on stock exchanges, whether U.S. or foreign are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the valuation. Fund securities primarily traded in foreign markets may be traded in such markets on days which are not Business Days. Because net asset value per share of each Fund is determined only on Business Days, the net asset value of shares of a Fund may be significantly affected on days when an investor does not have access to the Fund. If on any Business Day a foreign securities exchange or foreign market is closed, the securities traded on such exchange or in such market will be valued at the market sale price reported on the previous business day of such foreign exchange or market. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors or its delegates as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at 4:00 p.m.; securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.


          Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.


          In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.


                        PERFORMANCE AND YIELD INFORMATION

          TOTAL RETURN. For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission, funds advertising performance must include total return quotes calculated according to the following formula:

               P(1 + T) n = ERV

     Where:    P =  a hypothetical initial payment of $1,000

               T =  average annual total return

               n =  number of years (1, 5 or 10)

               ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

          Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Company's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Company are assumed to have been reinvested at net asset value, as described in the Prospectus, on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Company.


          The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          For the period beginning on November 1, 1996 (inception) and ended February 28, 1997, the total return (not annualized) for the Advisor Shares of the BEA International Equity, BEA Emerging Markets Equity and BEA High Yield Funds was 6.73%, 14.31% and 5.28%, respectively. For the period beginning on December 4, 1996 (inception) and ended February 28, 1997, the total return (not annualized) for the Advisor Shares of the BEA Global Telecommunications Fund was 7.87%.

          YIELD. The BEA High Yield Fund may also advertise its yield. Under the rules of the SEC, a Fund advertising yield must calculate yield using the following formula:


                                       6
                    YIELD = 2[(a-b + 1)  - 1)
                              ----
                               cd

          Where:    a =   dividends and interest earned during the period.

                    b =  expenses accrued for the period (net of
                         reimbursement).

                    c =  the average daily number of shares
                         outstanding during the period that were
                         entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.


          Under the foregoing formula, yield is computed by compounding semi-annually, the net investment income per share earned during a 30-day period divided by the maximum offering price per share on the last day of the period. For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.


          Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce the effective yield.

          The yields on certain obligations are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's Investors Service and Standard & Poor's Corporation represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by a Fund, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, the Fund's investment adviser will consider whether the Fund should continue to hold the obligation.


          For the period ended February 28, 1997, the 30-day yield for Advisor Shares of the BEA High Yield Fund was 7.56%.



                                      TAXES

          GENERAL TAX CONSEQUENCES TO COMPANY AND ITS SHAREHOLDERS. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Company's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion in this Statement of Additional Information and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.


          Each Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it (a) distributes an amount equal to the sum of (i) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (ii) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement"), and (b) satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

          In addition to satisfaction of the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of any of the following investments, if such investments were held for less than three months: (a) stock or securities (as defined in Section 2(a)(36) of the 1940 Act); (b) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies); and (c) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the regulated investment company's principal business of investing in stock or securities (or in options and futures with respect to stocks or securities) (the "Short-Short Gain Test"). Interest (including accrued original issue discount, "accrued market discount") received by a Fund at maturity or on disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security for purposes of the Short-Short Gain Test. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.


          Future Treasury regulations may provide that currency gains that are not "directly related" to a Fund's principal business of investing in stock or securities (or in options or futures with respect to stock or securities) will not satisfy the Income Requirement. Income derived by a regulated investment company from a partnership or trust (including a foreign entity that is classified as a partnership or trust for U.S. federal income tax purposes) will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

          The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. A Fund will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

          Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Company in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

          Each Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by any Fund as capital gain dividends may not exceed the net capital gain of such Fund for any taxable year, determined by excluding any net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Company to shareholders not later than 60 days after the close of each Fund's respective taxable year.


          In the case of corporate shareholders, distributions (other than capital gain dividends) of a Fund for any taxable year will qualify for the dividends received deduction, only to the extent of the gross amount of "qualifying dividends" received by such Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" only if it has been received from a domestic corporation. However, if a Fund owns at least 10 percent of the stock (by vote and value) of certain foreign corporations with U.S. source income, then a portion of the dividends paid by such foreign corporations may constitute "qualifying dividends." A dividend received by a taxpayer will not be treated as a "qualifying dividend" if (1) it has been received with respect to any share of stock that the taxpayer has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend), or (2) to the extent that the taxpayer is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The Company will designate the portion, if any, of the distribution made by a Fund that qualifies for the dividends received deduction in a written notice mailed by the Company to shareholders not later than 60 days after the close of the Fund's taxable year.


          Ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%. However, due to the phase-out of personal exemptions and the enactment of limitations on itemized deductions for individual taxpayers whose adjusted gross income exceeds certain threshold amounts that depend on the taxpayer's filing status, the actual maximum effective marginal rate may be significantly greater. By contrast, the maximum rate on the net capital gain of individuals, trusts and estates remains 28%. Capital gains and ordinary income of corporate taxpayers will continue to be taxed at a nominal maximum rate of 35%. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

          Exempt interest dividends may be subject to alternative minimum tax (currently imposed at the rate of 26-28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers), in two circumstances. First, exempt interest dividends derived from "private activity" bonds issued after August 7, 1986, will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. In addition, exempt interest dividends paid to corporate taxpayers may be subject to tax under the environmental tax, which is imposed at the rate of 0.12% on the excess of the modified alternative minimum taxable income over $2 million. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such circumstances.

          If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earning and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of a Fund will be disallowed to the extent an investor repurchases shares of the same Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by a Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.


          A shareholder will recognize gain or loss upon a redemption of shares or an exchange of shares of a Fund for shares of another Fund upon exercise of the exchange privilege, to the extent of any difference between the price at which the shares are redeemed or exchanged and the price or prices at which the shares were originally purchased for cash.


          The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because each Fund intends to distribute all of its taxable income currently, no Fund anticipates incurring any liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.


          The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Company that he is not subject to backup withholding or that he is an "exempt recipient."


          The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.


          Certain states exempt from state income taxation dividends paid by a regulated investment company that are derived from interest on U.S. Government obligations. Each Fund will accordingly inform its shareholders annually of the percentage, if any, of its ordinary dividends that is derived from interest on U.S. Government obligations. Shareholders should consult with their tax advisers as to the availability and extent of any applicable state income tax exemption.


          SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds. The ability of the Funds to engage in options, short sale and futures activities will be somewhat limited by the requirements for their continued qualification as regulated investment companies under the Code, in particular the Distribution Requirement, the Short-Short Gain Test and the Asset Diversification Requirement.


          STRADDLES. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

          Because only a few regulations implementing the straddle rules have been promulgated by the U.S. Treasury, the tax consequences to the Funds of engaging in options transactions are not entirely clear. Nevertheless, it is evident that application of the straddle rules may substantially increase or decrease the amount which must be distributed to shareholders in satisfaction of the Distribution Requirement (or to avoid federal excise tax liability) for any taxable year in comparison to a fund that did not engage in options transactions. For purposes of the Short-Short Gain Test, current Treasury regulations provide that (except to the extent that the short sale rules discussed below would otherwise apply) the straddle rules will have no effect on the holding period of any straddle position. However, the U.S. Treasury has announced that it is continuing to study the application of the straddle rules for this purpose.


          OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions that the Funds enter into, as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market entered into by the Funds, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.
Any gain or loss recognized as a consequence of the year-end mark-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end mark-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.


          Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election"). It is unclear under present law how certain gains that the Funds may derive from trading in Section 1256 contracts for which a Mixed Straddle Election is not made will be treated for purposes of the Short-Short Gain Test. The Funds may seek a ruling from the Internal Revenue Service in order to resolve this issue.


          FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement. A Fund may request a private letter ruling from the Internal Revenue Service for guidance on some or all of these issues.

          Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general, gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.


          PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to "deferred" federal income tax on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.


          The Internal Revenue Service has proposed regulations that would permit a Fund to elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owned and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally would not be subject to deferred federal income tax on any gains that it was deemed to realize as a consequence of making a mark-to-market election, but such gains would be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement. The proposed regulations would generally apply only prospectively, to taxable years ending after their promulgation as final regulations.


          SHORT-SHORT GAIN TEST. Because of the Short-Short Gain Test, the Funds may have to limit the sale of appreciated (but not depreciated) securities that they have held for less than three months. The short sale of (including for this purpose the acquisition of a put option on) (1) securities held on the date of the short sale or acquired after the short sale and on or before the date of closing thereof or (2) securities which are "substantially identical" to securities held on the date of the short sale or acquired after the short sale and on or before the date of the closing thereof may reduce the holding period of such securities for purposes of the Short-Short Gain Test.


          Any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of such hedge for purposes of the Short-Short Gain Test. Thus, only the net gain, if any, from the designated hedge will be included in gross income for purposes of the Short-Short Gain Test. Each of the Funds anticipates engaging in hedging transactions that qualify as designated hedges. However, because of the failure of the U.S. Treasury to promulgate regulations as authorized by the Code, it is not clear at the present time whether this treatment will be available to all of the Funds' hedging transactions. To the extent the Funds' transactions do not qualify as designated hedges, the Funds, investments in short sales, options or other transactions may be limited.


          ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.



                  ADDITIONAL INFORMATION CONCERNING FUND SHARES


          The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.67 billion shares are currently classified as follows: 100 million shares are classified as Class A Common Stock, 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock, 100 million shares are classified as Class D Common Stock, 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class E Common Stock (Municipal money), 1 billion shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (U.S. Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (U.S. Government Money), 500 million shares are classified as Class 0 Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (U.S. Government Money), 500 million shares are classified as Class T Common Stock (International), 500 million shares are classified as Class U Common Stock (High Yield), 500 million shares are classified as Class V Common Stock (Emerging), 100 million shares are classified as Class W Common Stock (Laffer/Canto Equity), 50 million shares are classified as Class X Common Stock (U.S. Core Equity), 50 million shares are classified as Class Y Common Stock (U.S. Core Fixed Income), 50 million shares are classified as Class Z Common Stock (Strategic Global Fixed Income), 50 million shares are classified as Class AA Common Stock (Municipal Bond), 50 million shares are classified as Class BB Common Stock (BEA Balanced), 50 million shares are classified as Class CC Common Stock (Short Duration),

100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Micro Cap), So million shares are classified as Class GG Common Stock (n/i Growth), 50 million shares are classified as Class HH Common Stock (n/i Growth & Value), 100 million shares are classified as Class II Common Stock (BEA Investor International), 100 million shares are classified as Class JJ Common Stock (BEA Investor Emerging), 100 million shares are classified as Class KK Common Stock (BEA Investor High Yield), 100 million shares are classified as Class LL Common Stock (BEA Investor Global Telecom), 100 million shares are classified as Class MM Common Stock (BEA Advisor International), 100 million shares are classified as Class NN Common Stock (BEA Advisor Emerging), 100 million shares are classified as Class 00 Common Stock (BEA Advisor High Yield), 100 million shares are classified as Class PP Common Stock (BEA Advisor Global Telecom), 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 700 million shares are classified as Class Janney Montgomery Money Common Stock, 200 million shares are classified as Class Janney Montgomery Municipal Money Common Stock, 500 million shares are classified as Class Janney Montgomery Government Obligations Money Common Stock, 100 million shares are classified as Class Janney Montgomery N.Y. Municipal Money Common Stock, 1 million shares are classified as Class Beta 1 Common Stock (money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 1 million shares are classified as Gamma 1 Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (U.S. Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (U.S. Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta I Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (U.S. Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta I Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (U.S. Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class MM, NN, 00 and PP Common Stock constitute the BEA Advisor classes. Under the Company's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.


          The classes of Common Stock have been grouped into sixteen separate "families": the RBB Family, the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Bradford Family, the BEA Family, the Janney Montgomery Scott Money Family, the n/i Family, Boston Partners Family, the Beta Family, the Gamma Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The RBB Family represents interests in one non-money market portfolio as well as the Money Market and Municipal Money Market Portfolios; the Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money market, Municipal Money Market and Government Obligations Money Market Portfolios; Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the Bradford Family represents interests in the Municipal Money Market and Government Obligations Money Market Portfolios; the BEA Funds represents interests in ten non-money market portfolios; the n/i Family represents interests in three non-money market portfolios; the Boston Partners Family represents interests in two non-money market portfolios; the Janney Montgomery Scott Family and the Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios.


          The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

          As stated in the Prospectus, holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

          Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, (for example by Rule 18f-2 discusses above) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS


          COUNSEL. The law firm of Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Company.

          INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Company's independent accountants.

          CONTROL PERSONS. As of May 1, 1997, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning Fund Shares" above. The Company does not know whether such persons also beneficially own such shares.



                                                                     PERCENT
 PORTFOLIO                NAME AND ADDRESS                            OWNED
 ---------                ----------------                           -------

 Cash Preservation        Jewish Family and Children's Agency of       44.8
 Money Market Portfolio   Philadelphia
 (Class G)                Capital Campaign
                          Attn:  S. Ramm
                          1610 Spruce Street
                          Philadelphia, PA  19103

                          Dominic & Barbara Pisciotta                  19.8
                          and Successors in Trust
                          The Dominic & Barbara Pisciotta
                          Caring Trust
                          207 Woodmere Way
                          St. Charles, MO  63303

 Cash Preservation        Kenneth Farwell and                          12.4
 Municipal Money Market   Valerie Farwell JTTEN
 Portfolio                3854 Sullivan
 (Class H)                St. Louis, MO  63107

                          Gary L. Lange and                            21.4
                          Susan D. Lange JTTEN
                          1354 Shady Knoll Court
                          Longwood, Fl  32750

                          Andrew Diederich and                          6.8
                          Doris Diederich JTTEN
                          1003 Lindenman
                          Des Peres, MO  63131

                          Gwendolyn Haynes                              5.8
                          2757 Geyer
                          St. Louis, MO  63104

                                                                     PERCENT
 PORTFOLIO                NAME AND ADDRESS                            OWNED
 ---------                ----------------                           -------

                          Savannah Thomas Trust                         6.3
                          200 Madison Ave.
                          Rock Hill, MO  63119

                          Ralph R. Moreno, Trustee                      5.5
                          Ralph R. Moreno Caring Trust
                          418 N. Concord Street
                          Los Angeles, CA  90063

                          Emil R. Hunter and Mary J. Hunter  JTTEN      5.2
                          428 W. Jefferson
                          Kirkwood,MO  63122

 Sansom Street Money      Wasner & Co.                                 14.9
 Market Portfolio         FAO PaineWebber and Managed Assets
 (Class I)                Sundry Holdings
                          Attn:  Joe Domizio
                          200 Stevens Drive
                          Lester, PA  19113

                          Saxon and Co.                                77.4
                          FBO PaineWebber
                          P.O. Box 7780 1888
                          Philadelphia, PA  19182

                          Robertson Stephens & Co.                      7.7
                          FBO Exclusive Benefit Investors
                          c/o Eric Moore
                          555 California Street /#2600
                          San Francisco, CA  94104

 Bradford Municipal       J.C. Bradford & Co.                         100.0
 Money (Class R)          330 Commerce Street
                          Nashville, TN  37201

 Bradford Government      J.C. Bradford & Co.                         100.0
 Obligations Money        330 Commerce Street
 (Class S)                Nashville, TN  37201

 BEA International        Blue Cross & Blue Shield of                   6.4
 Equity Institutional     Massachusetts Inc.
 Class (Class T)          Retirement Income Trust
                          100 Summer Street
                          Boston, MA  02110

                          Credit Suisse Private Banking                 7.8
                          Dividend Reinvestment Plan
                          12 E. 49th St., 40th Floor
                          New York, NY  10017

                                                                     PERCENT
 PORTFOLIO                NAME AND ADDRESS                            OWNED
 ---------                ----------------                           -------

 BEA International        State Street Bank & Trust Co.                 9.5
 Equity Advisor Class     Cust. for the IRA of
 (Class MM)               Alice R. Sterling
                          7101 Golf Colony Ct. Apt. 106
                          Lake Worth, FL  33467

                          Transcorp                                    90.4
                          FBO William E. Burns
                          P.O. Box 6535
                          Englewood, CO  80155

 BEA High Yield           Guenter Full                                 16.7
 Portfolio                Michelin North America Inc.
 Institutional            Master Trust
 Class (Class U)          P.O. Box 19001
                          Greenville, SC  29602

                          Flour Corporation                             6.0
                          Master Retirement Trust
                          2333 Michelson Drive
                          Irvine, CA  92612

                          CS First Boston Pension Fund                  5.9
                          Park Avenue Plaza, 34th Floor
                          Attn: Steve Medici
                          55 E. 52nd Street
                          New York, NY  10055

                          SC Johnson & Son, Inc. Retirement Plan       12.0
                          1525 Howe Street Mail Stat 447
                          Racine, WI  53403

                          Southdown Inc. Pension Plan                   9.2
                          MAC & Co.
                          Mutual Fund Operations
                          P.O. Box 3198
                          Pittsburgh, PA 15230

 BEA High Yield           Richard A. Wilson TTEE                       96.8
 Portfolio Advisor        E. Frances Wilson TTEE
 Class (Class OO)         The Wilson Family Trust
                          7612 March Avenue
                          West Hills, CA  91304

 BEA Emerging Markets     Wachovia Bank North Carolina Power &         22.0
 Equity Portfolio         Light Co. Supplemental Retirement Trust
 Institutional Class      301 N. Main Street
 (Class V)                Winston-Salem, NC  27101

                                                                     PERCENT
 PORTFOLIO                NAME AND ADDRESS                            OWNED
 ---------                ----------------                           -------

                          Hall Family Foundation                       42.7
                          P.O. Box 419580
                          Kansas City, MO  64141

                          Arkansas Public Employee                     15.4
                          Retirement System
                          124 W. Capitol Avenue
                          Little Rock, AR 72201

                          Berklee College of Music Inc.                 5.7
                          40 Pleasant St.
                          Portsmouth, NH  03801

 BEA Emerging Markets     Charles Schwab & Co.                         94.9
 Equity Portfolio         Special Custody Account for the
 Advisor Class            Exclusive Benefit of Customers
 (Class NN)               101 Montgomery Street
                          San Francisco, CA  94104

 BEA US Core Equity       Corestates Bank                              43.1
 Portfolio                Trust Buckeye Pipe Line
 (Class X)                One Wall Street
                          New York, NY  10005

                          Werner & Pfleiderer Pension Plan              7.5
                          Employees
                          663 E. Crescent Avenue
                          Ramsey, NJ  07446

                          Washington Hebrew Congregation               11.3
                          3935 Macomb St. NW
                          Washington, DC  20016

                          Fleet National Bank Trust                     5.9
                          Hospital St. Raphael
                          Malpractice
                          P.O. Box 92800
                          Rochester, NY  14692

                          Credit Suisse Private Banking                14.3
                          Dividend Reinvestment Plan
                          12 E. 49th St., 40th Fl.
                          New York, NY  10017

 BEA US Core Fixed        New England UFCW & Employers' Pension        21.9
 Income Portfolio         Fund Board of Trustees
 (Class Y)                161 Forbes Road, Suite 201
                          Braintree, MA  02184

                                                                     PERCENT
 PORTFOLIO                NAME AND ADDRESS                            OWNED
 ---------                ----------------                           -------

                          Kollmorgen Corporation                        5.2
                          Pension Trust
                          1601 Thapelo Road
                          Waltham, MA 02154

                          Patterson & Co.                               8.0
                          P.O. Box 7829
                          Philadelphia, PA  19101

                          MAC & Co                                      6.3
                          Mutual Funds Operations
                          P.O. Box 3198
                          Pittsburgh, PA  15230

                          Bank of New York                              9.5
                          Fenway Partners Master Trust
                          Attn: Mohamed Khalil, 7th Floor
                          One Wall Street, 12th floor
                          New York, NY  10286

                          Citibank NA Trust for CS First Boston        11.5
                          Corp Emp S/P
                          Attn:  Sheila Adams
                          111 Wall Street, 20th Floor Z1
                          New York, NY  10043

                          The Valley Foundation                         8.6
                          c/o Enterprise Trust
                          16450 Los Gatos Blvd., Suite 210
                          Los Gatos, CA  95032

 BEA Strategic Global     Sunkist Master Trust                         33.1
 Fixed Income Portfolio   14130 Riverside Drive
 (Class Z)                Sherman Oaks, CA  91423

                          Patterson & Co.                              23.7
                          P.O. Box 7829
                          Philadelphia, PA  19101

                          Key Trust Co. of Ohio                        19.1
                          FBO Eastern Enterp.
                          Collective Inv. Trust
                          P.O. Box 94870
                          Cleveland, OH  44101

                          Credit Suisse Private Banking                 8.5
                          Dividend Reinvestment Plan
                          12 E. 49th St., 40th Fl.
                          New York, NY  10017

                                                                     PERCENT
 PORTFOLIO                NAME AND ADDRESS                            OWNED
 ---------                ----------------                           -------

                          Credit Suisse Private Banking                 5.2
                          Cash Election Plan
                          12 E. 49th Streets, 40th Floor
                          New York, New York  10017

                          Hard & Co. Abtco Inc. Ret. Plan               9.4
                          c/o Associated Bank, N.A.
                          100 W. Wisconsin Avenue
                          Neenah, WI  54956

 BEA Municipal Bond       Irwin Bard                                    6.4
 Fund Portfolio           1750 North East 183rd St.
 (Class AA)               North Miami Beach, FL  33179

                          Arnold Leon                                  12.8
                          c/o Fiduciary Trust Company
                          P.O. Box 3199
                          Church Street Station
                          New York, NY  10008

                          William A. Marquard                          38.5
                          2199 Maysville Rd.
                          Carlisle, KY  40311

                          Matthew M. Sloves and                         5.1
                          Diane Decker Sloves
                          Tenants in Common
                          1304 Stagecoach Road, S.E.
                          Albuquerque, NM  87123

 BEA Global               E.M. Warburg, Pincus & Co., Inc.             19.9
 Telecommunications       466 Lexington Ave.
 Advisor Class            New York, NY  10017
 (Class PP)
                          William W. Priest                             5.4
                          2 E. 70th Street #5
                          New York, NY 10021

                          John B. Hurford                              54.1
                          153 E. 53rd Street, Floor 57
                          New York, NY 10022

 n/i Micro Cap Fund       Charles Schwab & Co. Inc.                    12.2
 (Class FF)               Special Custody Account for the
                          Exclusive Benefit of Customers
                          Attn:  Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA  94104

                                                                     PERCENT
 PORTFOLIO                NAME AND ADDRESS                            OWNED
 ---------                ----------------                           -------

                          Janis Claflin Bruce Fetzer                    5.1
                          and Winston Franklin
                          Robert Lehman
                          TRST John E. Fetzer
                          Institute Inc.
                          9292 West KL Lane
                          Kalamazoo, MI  49009

                          Public Inst. for Social Security             11.3
                          1001 19th St. N., 16th Flr.
                          Arlington, VA  22209

                          Portland General Corporation                 24.1
                          Investment Trust
                          Attn: William J. Valach
                          121 S.W. Salmon Street
                          Portland, OR  97202

 n/i Growth Fund          Charles Schwab & Co. Inc.                    15.2
 (Class GG)               Special Custody Account for the
                          Exclusive Benefit of Customers
                          Attn:  Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA  94104

                          U.S. Equity Investment                        7.5
                          Portfolio LP
                          c/o Asset Management Advisors  Inc.
                          1001 N. US Hwy 1
                          Suite 800
                          Jupiter, FL  33447

                          Citibank FSB                                 22.6
                          Sargent & Lundy Retirement Trust
                          c/o Citicorp
                          Attn:  D. Erwin Jr.
                          1410 N. West Shore Boulevard
                          Tampa, FL  33607

                          Portland General Corp.                        6.9
                          VEBA Plan
                          Attn:  William Valach
                          121 SW Salmon Street
                          Portland, OR  97202

                                                                     PERCENT
 PORTFOLIO                NAME AND ADDRESS                            OWNED
 ---------                ----------------                           -------

                          Union Bank of California                      5.3
                          Sunkist Growers-Match-SVGS PLN
                          Mutual Funds Department
                          P.O. Box 109
                          San Diego, CA  92112

 n/i Growth and Value     Charles Schwab & Co. Inc.                    22.2
 Fund                     Special Custody Account for the
 (Class HH)               Exclusive Benefit of Customers
                          Attn:  Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA  94104

                          Chase Manhattan Bank                          9.6
                          Collins Group Trust I
                          840 Newport Center Drive
                          Newport Beach, CA  92660

 Janney Montgomery        Janney Montgomery Scott                     100.0
 Scott Money Market       1801 Market Street
 Portfolio (Class         Philadelphia, PA  19103-1675
 Janney Money Market)

 Janney Montgomery        Janney Montgomery Scott                     100.0
 Scott Municipal Money    1801 Market Street
 Market Portfolio         Philadelphia, PA  19103-1675
 (Class Janney
 Municipal Money
 Market)

 Janney Montgomery        Janney Montgomery Scott                     100.0
 Scott Government         1801 Market Street
 Obligations Money        Philadelphia, PA  19103-1675
 Market Portfolio
 (Class Janney
 Government Obligations
 Money)

 Janney Montgomery        Janney Montgomery Scott                     100.0
 Scott Municipal Money    1801 Market Street
 Market Portfolio         Philadelphia, PA  19103-1675
 (Class Janney N.Y.
 Municipal Money)

                                                                     PERCENT
 PORTFOLIO                NAME AND ADDRESS                            OWNED
 ---------                ----------------                           -------

 Boston Partners Large    Dr. Janice B. Yost                           37.4
 Cap Value Fund           TRST Mary Black Foundation, Inc.
 Institutional Class      Bell Hill - 945 E. Main St.
 (Class QQ)               Spartanburg, SC  29302

                          Dolomite Products Company, Inc.               8.7
                          Gardner C. Odenbach, Treasurer
                          1150 Penfield Road
                          Rochester, NY  14625

                          Shady Side Academy Endownment                19.2
                          423 Fox Chapel Rd.
                          Pittsburgh, PA  15238

                          Saxon and Co.                                25.7
                          FBO UOF Equity Funds
                          P.O. Box 77780-1888
                          Philadelphia, PA  19182

 Boston Partners          Miles Coverdale Jr                            8.3
 Large Cap Value          19 Old Village Road
 Fund Investor Class      Acton, MA  01720
 (Class RR)

                          Fleet National Bank                           9.7
                          TTEE Testa Hurwitz THIB
                          FBO Brian Pastuszenski
                          P.O. Box 92800
                          Rochester, NY  14692

                          Fleet National Bank                          24.6
                          TTEE Testa Hurwitz THIB
                          FBO Scott Birnbaum
                          P.O. Box 92800
                          Rochester, NY  14692

                          Jay Schwartz and                              8.1
                          Lila Schwartz JTTEN
                          9 Woodland Place
                          Great Neck, NY  11021

                          Mark R. Scott and                            14.1
                          Maryann Scott JTTEN
                          2543 Longmount Drive
                          Wexford, PA  15090

                          Stanley B. Smith Jr. and Elizabeth B.        19.5
                          Smith JTTEN
                          140 Beach Bluff Avenue
                          Swampscott, MA  01907

                                                                     PERCENT
 PORTFOLIO                NAME AND ADDRESS                            OWNED
 ---------                ----------------                           -------

                          Michael F. Walsh                              7.7
                          IRA
                          117 Millstone Lane
                          Pittsburgh, PA  15238

                          Joan L. Smith                                 8.1
                          25 Orne Street
                          Marblehead, MA  01945


          As of the above date, directors and officers as a group owned less than one percent of the shares of RBB.

          LITIGATION. There is currently no material litigation affecting the Company.

          FINANCIAL STATEMENTS. The unaudited financial statments for the BEA Advisor Funds are included in the Semi-Annual Report to Shareholders with respect to the Funds for the period ended February 28, 1997, which has been filed with the Securities and Exchange Commission. The financial statements in such Semi-Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. No other parts of the Semi-Annual Report are incorporated herein by reference.

                                    APPENDIX


CORPORATE LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," and "CCC" - Debt that possesses one of these ratings is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "CC" - This rating is reserved for issues that are currently in arrears on dividends or sinking fund payments but that are currently paying.

          "C" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in default, and payment of interest and/or repayment of principal is in arrears.

          PLUS (+) OR MINUS - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The following summarizes the ratings used by Moody's for corporate long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge" Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.


                                       A-2